                                                                   EXHIBIT 10.28

                            NINTH AMENDMENT TO LEASE

         This NINTH AMENDMENT TO LEASE made and entered into this 1st day of March, 2004 by and between 26600 DEVELOPMENT ASSOCIATES LIMITED PARTNERSHIP, a Michigan limited partnership, whose address is c/o Kojaian Management Corporation, 39400 Woodward Avenue, Suite 250, Bloomfield Hills, Michigan 48304-5155 (hereinafter referred to as "Landlord") and MEADOWBROOK, INC., a Michigan corporation, whose address 26600 Telegraph Road, Suite 300, Southfield, Michigan 48034 (hereinafter referred to as "Tenant").

                              W I T N E S S E T H :

         WHEREAS, Landlord as Landlord, and Tenant as Tenant, entered into that certain lease dated July 25, 1990 as amended by the First Amendment to Lease dated May 26, 1993, Second Amendment to Lease dated October 27, 1993, Third Amendment to Lease dated April 4, 1994, Fourth Amendment to Lease dated March 21, 1995, Fifth Amendment to Lease dated August 7, 1995, Sixth Amendment to Lease dated May 13, 1996, Seventh Amendment to Lease dated February 6, 1998 and Eighth Amendment to Lease dated September 16, 1999 (hereinafter collectively referred to as the "Lease") covering 65,110 rentable square feet of office space at the Brookview Building, 26600 Telegraph Road, Southfield, Michigan (hereinafter referred to as the "Premises"); and

         WHEREAS, Landlord and Tenant have agreed to extend the term of the Lease, with respect to the entire Premises, so that the same expires on December 31, 2004; and

         WHEREAS, the parties wish to further amend the Lease as more particularly set forth herein.

         NOW THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree that the Lease is hereby amended as follows:

                                       1.

         Effective upon the date hereof, the Lease shall be amended as follows:

         Rider to Section 1(g) of the Lease captioned "Basic Rental" shall be amended to read as follows:

         Term                        Monthly Rental
         ----                        --------------
The date hereof through
September 30, 2004                    $ 112,453.74

October 1, 2004 through
December 31, 2004                     $ 140,567.18

                                       2.

         Tenant shall continue to pay Additional Expenses and Additional Taxes and electric, pursuant to the terms of the Lease, during the extended term of the Lease.

                                       3.

         EXCEPT, as specifically provided to the contrary herein, all of the rest and remaining terms and conditions of the Lease shall remain in full force and effect. All defined terms used herein shall have the same meaning as used in the Lease unless a different meaning is clearly indicated.

         The Lease as herein amended is hereby ratified and confirmed by the parties and shall remain in full force and effect.

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         IN WITNESS WHEREOF, the parties hereto have hereunto set their hands the day and year first above written.

                                    26600 DEVELOPMENT ASSOCIATES
                                    LIMITED PARTNERSHIP,
                                    a Michigan limited partnership
                                    By:   26600 INVESTMENT CORPORATION
                                          a Michigan corporation
                                    Its:  General Partner

                                    By:   ______________________________________
                                          Mike Kojaian
                                          President

                                                                      "LANDLORD"

                                    MEADOWBROOK, INC.
                                    a Michigan corporation

                                    By:   ______________________________________

                                    Its:  ______________________________________

                                                                        "TENANT"

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